American Century ETF Trust
Statement of Additional Information (SAI) Supplement
American Century® Focused Dynamic Growth ETF
American Century® Focused Large Cap Value ETF
American Century® Large Cap Equity ETF
American Century® Large Cap Growth ETF
American Century® Mid Cap Growth Impact ETF

Supplement dated September 15, 2026 ■ SAI dated January 1, 2026

Effective with the exchange opening on October 12, 2026, the listing exchange for American Century Mid Cap Growth Impact ETF will change from the NYSE Arca, Inc. to the Cboe BZX Exchange, Inc., and the fund’s ticker will change from MID to ACMG. As of that date, all references to MID will be replaced with ACMG.

Effective immediately, the following replaces the first paragraph in the Placement of Creation Orders section on page 18 of the SAI:

An Authorized Participant must submit an irrevocable order to purchase shares of a fund, in proper form, no later than one hour prior to the closing time of the regular trading session (normally 3 p.m. Eastern time) of the Listing Exchange, on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, a fund may require orders for Creation Units to be placed earlier in the day. Orders for Creation Units must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the transfer agent or an Authorized Participant. Orders to create shares of a fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. The funds’ deadlines specified above for the submission of purchase orders is referred to as the funds’ “Cutoff Time.” The trust or its designee, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the transfer agent’s proprietary website maintained for this purpose.

Effective immediately, the following replaces the first paragraph in the Placement of Redemption Orders section on page 21 of the SAI:

Redemption requests for Creation Units of the funds must be submitted to the transfer agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a fund, in proper form, no later than one hour prior to the closing time of the regular trading session (normally 3 p.m. Eastern time) of the Listing Exchange, on any Business Day, in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, a fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-98980 2609